UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2021

FIVE STAR SENIOR LIVING INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	FVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2021, Margaret Wigglesworth announced her retirement as Executive Vice President and Chief Operating Officer of Five Star Senior Living Inc. (the “Company”).

In connection with Ms. Wigglesworth’s retirement, the Company entered into a letter agreement with Ms. Wigglesworth on November 22, 2021. Pursuant to her letter agreement, Ms. Wigglesworth continued to serve as the Company’s Executive Vice President and Chief Operating Officer through November 22, 2021, and will continue to serve as an employee of the Company through December 31, 2021 (the “Retirement Date”). Under the letter agreement, the Company will continue to pay Ms. Wigglesworth her current cash salary and benefits through December 31, 2021. In addition, if Ms. Wigglesworth signs and does not revoke a release of claims, and subject to the satisfaction of certain other conditions, the Company will make a cash payment to Ms. Wigglesworth up to the amount of $403,846.14.

Ms. Wigglesworth’s letter agreement also contains other terms and conditions, including confidentiality, non-solicitation and other covenants, and a waiver and release.

The foregoing description of Ms. Wigglesworth’s letter agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, dated November 22, 2021, by and between Margaret Wigglesworth and Five Star Senior Living Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR SENIOR LIVING INC.

By:	/s/ Jeffrey C. Leer
Name:	Jeffrey C. Leer
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Dated: November 24, 2021